U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 17, 2007



                        GLOBAL IMMUNE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of registrant as specified in its Charter)



              Wyoming                 0-30520              98-05327255
      ------------------------  -------------------    -------------------
     (State of Incorporation)    Commission File No.      (IRS Employer
                                                        Identification No.)



1518  West  Hastings  St.,  Vancouver,  B.C.  Canada       V6G  3J4
----------------------------------------------------      -----------
(Address  of  principal  executive  offices)              (Zip  Code)


Registrants  telephone  number,  (604) 351 - 9443
                                  ---  ---   ----


                      (Registrants former name and address)

                            Secureview Systems, Inc.
                          TH B-1199 Marinaside Crescent
                                 Vancouver, B.C.
                                 Canada V6Z 2Y2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM  1.02     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

On July 11, 2007, the Global Immune Technologies, Inc., (the "Company") entered into a Mutual Release of Claims and Rescission of Contract agreement(the "Rescission") with Medical Monitors, Limited and MedPri Limited, (the MedPri Group"). The Securities Exchange Agreement has been rescinded and all parties returned to status quo.

This Rescission terminates the April 23, 2007 revised Securities Exchange Agreement with Medical Monitors Limited and MedPri Limited. This April 23, 2007 Agreement was a successor agreement to the Securities Exchange Agreement dated July 19, 2006 between the Company and the MedPri Group. The July 19, 2006 Agreement was reported in a July 19, 2006 8-K Report filed on December 19, 2006.

On May 24, 2007, a current report was filed on Form 8-K stating that the Securities Exchange Agreement had been closed on May 17, 2007. This closing was flawed for three reasons: (1) the requirement that MedPri sufficiently capitalize it's enterprise was not provided to the Company, (2) the Agreement did not contain the name of Company successor directors and officers; and (3) the company had not completed its "due diligence" review of the MedPri Group and therefore did not issue and deliver the exchange consideration.

All items outlined in the Current Report on Form 8-K dated May 17, 2007 and filed on May 24, 2007 should be disregarded in their entirety.

ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Pursuant  to  Item  304  of  Regulation  S-B  the  registrant  states:

(a)  (1)(i)     On  May  10,  2007,  the  Registrants  certifying  independent accountant, James Stafford Chartered Accountants ("Stafford"), Suite 350, 1111 Melville St., Vancouver, B.C., Canada V6E 3V6, was dismissed.

     (ii) The financial statements reported on by Stafford were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that Stafford did issue a going concern opinion which appears Note 2 of the Companys financial statements which are a part of the Form 10-KSB Annual Report for the period ending March 31, 2006;

     (iii)     Not  Applicable.

     (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

          (B) Not applicable;

          (C) Not applicable;

          (D) Not applicable; and

          (E) Not applicable.

(2) On May 10, 2007, we engaged a replacement independent registered accountant firm named Jorgensen & Co, Certified Public Accountants, of Bellevue, Washington

("Jorgensen"), as the Company's new registered independent public accounting firm to audit the Company's financial statements for the year ended March 31, 2007. Pursuant to SEC Release 34-42266, Jorgensen will also review the Company's financial statements to be reported in Quarterly Reports on Form 10-QSB, commencing with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007.

     The Company did not consult with Stafford at any time prior to the Jorgensen engagement, including the Company's two most recent fiscal years ended March 31, 2007 and 2006, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-B.

          (i) Not applicable; and

          (ii) Not applicable.

     (3) The Registrant has provided to Stafford, its former independent certifying accountant, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Stafford, addressed to the Commission, confirming the statements made by the Registrant in this Item 4.01.

(b)     Not  applicable.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)  Exhibits

     Exhibit No.            Description

        (10) Mutual Release of Claims and Rescission of Contract dated July 11, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Global  Immune  Technologies,  Inc.
Dated:  July  16,  2007

                                           /s/  Don  Perks
                                           -------------------------------------
                                           By: Donald Perks
                                           Title:President